Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	THIRD QUARTER		YEAR-TO-DATE
	2022	2021	2022	2021
NET SALES	$4,119.6	$3,779.7	$12,960.6	$11,299.4
COSTS AND EXPENSES
Cost of sales	3,101.5	2,564.1	9,430.0	7,334.2
Gross profit	1,018.1	1,215.6	3,530.6	3,965.2
% of Net Sales	24.7%	32.2%	27.2%	35.1%
Selling, general and administrative	799.8	773.5	2,612.8	2,259.7
% of Net Sales	19.4%	20.5%	20.2%	20.0%
Operating profit	218.3	442.1	917.8	1,705.5
% of Net sales	5.3%	11.7%	7.1%	15.1%
Other - net	69.1	28.9	210.2	119.4
Loss on sales of businesses	8.6	—	8.4	3.6
Asset impairment charge	—	—	168.4	—
Restructuring charges	68.6	0.6	140.8	12.8
Income from operations	72.0	412.6	390.0	1,569.7
Interest - net	76.3	43.4	199.9	131.8
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY INTEREST	(4.3)	369.2	190.1	1,437.9
Income taxes on continuing operations	(40.9)	(0.5)	(80.8)	182.3
NET EARNINGS FROM CONTINUING OPERATIONS BEFORE EQUITY INTEREST	36.6	369.7	270.9	1,255.6
Share of net earnings of equity method investment	—	9.8	—	16.0
NET EARNINGS FROM CONTINUING OPERATIONS	36.6	379.5	270.9	1,271.6
Less: Net (losses) earnings attributable to non-controlling interests	—	(0.1)	0.2	(1.7)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$36.6	$379.6	$270.7	$1,273.3
Less: Preferred stock dividends and beneficial conversion feature	—	—	—	14.2
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	$36.6	$379.6	$270.7	$1,259.1
Add: Contract adjustment payments accretion	0.3	0.4	1.0	0.9
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$36.9	$380.0	$271.7	$1,260.0
Earnings from discontinued operations before income taxes (including pre-tax gain on Security sale of $1,220.0 million)	1,204.9	34.7	1,233.5	98.2
Income taxes on discontinued operations (including income taxes for gain on Security sale of $390.7 million)	396.9	0.1	396.7	10.4
NET EARNINGS FROM DISCONTINUED OPERATIONS	$808.0	$34.6	$836.8	$87.8
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$844.9	$414.6	$1,108.5	$1,347.8
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$844.6	$414.2	$1,107.5	$1,361.1

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.25	$2.38	$1.82	$7.94
Discontinued operations	$5.60	$0.22	$5.64	$0.55
Total basic earnings per share of common stock	$5.85	$2.60	$7.46	$8.50
DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.24	$2.30	$1.72	$7.64
Discontinued operations	$5.26	$0.21	$5.30	$0.53
Total diluted earnings per share of common stock	$5.50	$2.51	$7.02	$8.17
DIVIDENDS PER SHARE OF COMMON STOCK	$0.80	$0.79	$2.38	$2.19
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	144,379	159,444	148,384	158,494
Diluted	153,600	165,336	157,966	164,900

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	October 1, 2022	January 1, 2022
ASSETS
Cash and cash equivalents	$408.7	$142.1
Accounts and notes receivable, net	1,503.2	1,481.7
Inventories, net	6,347.2	5,419.9
Current assets held for sale	—	869.6
Other current assets	545.5	613.1
Total current assets	8,804.6	8,526.4
Property, plant and equipment, net	2,305.6	2,336.8
Goodwill and other intangibles, net	12,860.9	13,285.7
Long-term assets held for sale	—	2,635.8
Other assets	1,552.8	1,395.3
Total assets	$25,523.9	$28,180.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$2,569.2	$2,241.1
Current maturities of long-term debt	1.2	1.3
Accounts payable	2,492.8	3,423.6
Accrued expenses	2,543.8	2,641.0
Current liabilities held for sale	—	460.4
Total current liabilities	7,607.0	8,767.4
Long-term debt	5,350.5	4,353.6
Long-term liabilities held for sale	—	137.4
Other long-term liabilities	3,017.7	3,329.2
Stanley Black & Decker, Inc. shareowners’ equity	9,546.6	11,590.5
Non-controlling interests’ equity	2.1	1.9
Total liabilities and shareowners' equity	$25,523.9	$28,180.0

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		THIRD QUARTER		YEAR-TO-DATE
		2022	2021	2022	2021
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$36.6	$379.5	$270.9	$1,271.6
	Net earnings from discontinued operations	808.0	34.6	836.8	87.8
	Depreciation and amortization	138.0	144.2	425.1	430.6
	Loss on sales of businesses	8.6	—	8.4	3.6
	Gain on sale of discontinued operations	(1,220.0)	—	(1,220.0)	—
	Asset impairment charge	—	—	168.4	—
	Share of net earnings of equity method investment	—	(9.8)	—	(16.0)
	Changes in working capital[1]	(393.3)	(456.7)	(2,297.4)	(1,373.5)
	Other	196.5	(87.2)	(302.8)	(112.9)
	Net cash (used in) provided by operating activities	(425.6)	4.6	(2,110.6)	291.2
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(114.4)	(129.1)	(399.9)	(322.5)
	Proceeds from sales of assets	24.7	1.7	39.9	7.1
	Proceeds from sales of businesses, net of cash sold	4,146.9	—	4,147.1	(1.9)
	Business acquisitions, net of cash acquired	(26.5)	(9.3)	(72.1)	(10.8)
	Purchase of long-term investments	(2.9)	(3.5)	(12.2)	(14.5)
	Acquisition of assets	(14.4)	(0.5)	(15.2)	(1.4)
	Net investment hedge settlements	1.7	(1.3)	10.6	(53.9)
	Proceeds from debt issuances, net of fees	—	—	992.6	—
	Stock purchase contract fees	(9.9)	(9.9)	(29.5)	(29.5)
	Net short-term (repayments) borrowings	(3,263.4)	149.6	328.0	150.7
	Proceeds from issuances of common stock	3.4	7.7	23.0	108.1
	Purchases of common stock for treasury	(4.6)	(2.8)	(2,318.7)	(20.1)
	Redemption of preferred stock for treasury	—	—	—	(750.0)
	Craftsman contingent consideration	(11.4)	(7.6)	(32.5)	(21.5)
	Termination of interest rate swaps	—	—	22.7	—
	Cash dividends on common stock	(115.5)	(126.0)	(345.8)	(347.7)
	Cash dividends on preferred stock	—	—	—	(18.9)
	Effect of exchange rate changes on cash	(78.2)	(15.5)	(95.8)	(45.9)
	Other	(3.4)	(4.2)	(11.8)	(13.4)
	Net cash provided by (used in) investing and financing activities	532.1	(150.7)	2,230.4	(1,386.1)
	Increase (decrease) in cash, cash equivalents and restricted cash	106.5	(146.1)	119.8	(1,094.9)
	Cash, cash equivalents and restricted cash, beginning of period	308.1	449.5	294.8	1,398.3
	Cash, cash equivalents and restricted cash, end of period	$414.6	$303.4	$414.6	$303.4

	Free Cash Flow Computation[2]
	Net cash (used in) provided by operating activities	$(425.6)	$4.6	$(2,110.6)	$291.2
	Less: capital and software expenditures	(114.4)	(129.1)	(399.9)	(322.5)
	Free cash flow (before dividends)	$(540.0)	$(124.5)	$(2,510.5)	$(31.3)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		October 1, 2022	January 1, 2022
	Cash and cash equivalents	$408.7	$142.1
	Restricted cash included in Other current assets	5.9	7.6
	Cash and cash equivalents included in Current assets held for sale	—	145.1
	Cash, cash equivalents and restricted cash	$414.6	$294.8

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	THIRD QUARTER		YEAR-TO-DATE
	2022	2021	2022	2021
NET SALES
Tools & Outdoor	$3,494.7	$3,185.9	$11,040.8	$9,445.3
Industrial	624.8	593.5	1,919.5	1,853.4
Segment Net Sales	4,119.5	3,779.4	12,960.3	11,298.7
Corporate Overhead	0.1	0.3	0.3	0.7
Total	$4,119.6	$3,779.7	$12,960.6	$11,299.4
SEGMENT PROFIT
Tools & Outdoor	$228.4	$478.5	$968.5	$1,750.2
Industrial	68.4	42.6	168.0	202.9
Segment Profit	296.8	521.1	1,136.5	1,953.1
Corporate Overhead	(78.5)	(79.0)	(218.7)	(247.6)
Total	$218.3	$442.1	$917.8	$1,705.5
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	6.5%	15.0%	8.8%	18.5%
Industrial	10.9%	7.2%	8.8%	10.9%
Segment Profit	7.2%	13.8%	8.8%	17.3%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		THIRD QUARTER 2022
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$1,018.1	$(2.5)	$1,015.6
	% of Net Sales	24.7%		24.7%
	Selling, general and administrative	799.8	(41.3)	758.5
	% of Net Sales	19.4%		18.4%
	Operating profit	218.3	38.8	257.1
	% of Net Sales	5.3%		6.2%
	(Loss) earnings from continuing operations before income taxes and equity interest	(4.3)	118.7	114.4
	Income taxes on continuing operations	(40.9)	39.4	(1.5)
	Net earnings from continuing operations attributable to common shareowners - Diluted	36.9	79.3	116.2
	Diluted earnings per share of common stock - Continuing operations	$0.24	$0.52	$0.76

[1]	Acquisition-related charges and other relate primarily to restructuring and integration-related costs.

		THIRD QUARTER 2021
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$1,215.6	$5.1	$1,220.7
	% of Net Sales	32.2%		32.3%
	Selling, general and administrative	773.5	(18.7)	754.8
	% of Net Sales	20.5%		20.0%
	Operating profit	442.1	23.8	465.9
	% of Net Sales	11.7%		12.3%
	Earnings from continuing operations before income taxes and equity interest	369.2	32.5	401.7
	Income taxes on continuing operations	(0.5)	6.8	6.3
	Share of net earnings of equity method investment	9.8	—	9.8
	Net earnings from continuing operations attributable to common shareowners - Diluted	380.0	25.7	405.7
	Diluted earnings per share of common stock - Continuing operations	$2.30	$0.15	$2.45

[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives, facility-related costs and deal costs.
[3]	The non-GAAP 2022 and 2021 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2022
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$3,530.6	$102.9	$3,633.5
	% of Net Sales	27.2%		28.0%
	Selling, general and administrative	2,612.8	(153.1)	2,459.7
	% of Net Sales	20.2%		19.0%
	Operating profit	917.8	256.0	1,173.8
	% of Net Sales	7.1%		9.1%
	Earnings from continuing operations before income taxes and equity interest	190.1	588.2	778.3
	Income taxes on continuing operations	(80.8)	121.7	40.9
	Net earnings from continuing operations attributable to common shareowners - Diluted	271.7	466.5	738.2
	Diluted earnings per share of common stock - Continuing operations	$1.72	$2.95	$4.67

[1]	Acquisition-related charges and other relate primarily to a non-cash asset impairment charge related to the Oil & Gas business, restructuring, integration-related costs, non-cash inventory step-up charges, a voluntary retirement program and the Russia business closure.

		YEAR-TO-DATE 2021
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$3,965.2	$10.8	$3,976.0
	% of Net Sales	35.1%		35.2%
	Selling, general and administrative	2,259.7	(52.1)	2,207.6
	% of Net Sales	20.0%		19.5%
	Operating profit	1,705.5	62.9	1,768.4
	% of Net Sales	15.1%		15.7%
	Earnings from continuing operations before income taxes and equity interest	1,437.9	89.5	1,527.4
	Income taxes on continuing operations	182.3	21.2	203.5
	Share of net earnings of equity method investment	16.0	11.2	27.2
	Net earnings from continuing operations attributable to common shareowners - Diluted	1,260.0	79.5	1,339.5
	Diluted earnings per share of common stock - Continuing operations	$7.64	$0.48	$8.12

[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives, restructuring, deal costs and facility-related costs.
[3]	The non-GAAP 2022 and 2021 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		THIRD QUARTER 2022
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$228.4	$10.6	$239.0
	Industrial	68.4	1.0	69.4
	Segment Profit	296.8	11.6	308.4
	Corporate Overhead	(78.5)	27.2	(51.3)
	Total	$218.3	$38.8	$257.1
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	6.5%		6.8%
	Industrial	10.9%		11.1%
	Segment Profit	7.2%		7.5%

[1]	Acquisition-related charges and other relate primarily to integration-related costs.

		THIRD QUARTER 2021
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$478.5	$14.2	$492.7
	Industrial	42.6	3.2	45.8
	Segment Profit	521.1	17.4	538.5
	Corporate Overhead	(79.0)	6.4	(72.6)
	Total	$442.1	$23.8	$465.9
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	15.0%		15.5%
	Industrial	7.2%		7.7%
	Segment Profit	13.8%		14.2%

[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives and facility-related costs.
[3]	The non-GAAP 2022 and 2021 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2022
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$968.5	$205.6	$1,174.1
	Industrial	168.0	6.4	174.4
	Segment Profit	1,136.5	212.0	1,348.5
	Corporate Overhead	(218.7)	44.0	(174.7)
	Total	$917.8	$256.0	$1,173.8
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.8%		10.6%
	Industrial	8.8%		9.1%
	Segment Profit	8.8%		10.4%

[1]	Acquisition-related charges and other relate primarily to integration-related costs, non-cash inventory step-up charges, a voluntary retirement program and the Russia business closure.

		YEAR-TO-DATE 2021
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$1,750.2	$27.6	$1,777.8
	Industrial	202.9	9.8	212.7
	Segment Profit	1,953.1	37.4	1,990.5
	Corporate Overhead	(247.6)	25.5	(222.1)
	Total	$1,705.5	$62.9	$1,768.4
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	18.5%		18.8%
	Security	10.9%		11.5%
	Segment Profit	17.3%		17.6%

[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives and facility-related costs.
[3]	The non-GAAP 2022 and 2021 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.